UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2026

UL Solutions Inc.

(Exact name of registrant as specified in charter)

Delaware	001-42012	27-0913800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Pfingsten Road Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 272-8800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	ULS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On April 13, 2026, UL Solutions Inc. (the “Company”) issued a press release announcing, among other matters, that the Company and a subsidiary of the Company have entered into a Sale and Purchase Agreement (as defined below) to acquire the electrical and electronics business of Eurofins Scientific SE, a copy of which is furnished herewith as Exhibit 99.1 hereto and incorporated herein by reference.

In addition, the Company will be providing supplemental information regarding the Transaction (as defined below) in a presentation that will be made available on the investor relations section of Company’s website. A copy of the presentation is furnished herewith as Exhibit 99.2 hereto and incorporated herein by reference.

The information contained or incorporated by reference in this Item 7.01, including the press release furnished herewith as Exhibit 99.1 and the supplemental information regarding the Transaction (as defined below) furnished herewith as Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

Sale and Purchase Agreement

On April 13, 2026, Underwriters Laboratories Holdings B.V., a company registered in the Netherlands (“ULH”) and a wholly owned subsidiary of the Company, entered into a sale and purchase agreement (the “Sale and Purchase Agreement”) by and among ULH, Eurofins Product Testing Lux Holding, a private limited liability company (société à responsabilité limitée) registered in Luxembourg with the Luxembourg Register of Commerce and Companies (the “Seller”), Eurofins International Holdings Lux SARL, a private limited liability company (société à responsabilité limitée) registered in Luxembourg with the Luxembourg Register of Commerce and Companies, as guarantor of the Seller, and the Company, as guarantor of ULH, pursuant to which, among other things, ULH will acquire the entire issued share capital of Electrical and Electronics Testing LUX Holding SARL, a private limited liability company (société à responsabilité limitée) (the “Target”), and certain of its subsidiaries and related companies (together with the Target, the “Target Group”) (collectively, the “Transaction”).

Consideration

ULH will pay aggregate consideration of approximately €575 million (approximately US $670 million) (the “Purchase Price”) in cash pursuant to the terms of the Transaction, subject to certain customary adjustments contemplated by the Sale and Purchase Agreement and related agreements (collectively, the “Purchase Agreements”). The Transaction includes a “locked box” structure, subject to customary leakage prohibitions (with customary permitted leakage) and adjustment for (i) any leakage from and after September 1, 2025 (the “Locked Box Date”) and (ii) additional consideration of €41,000 per day from the Locked Box Date to and including the closing date of the Transaction, in each case, in accordance with the Purchase Agreements. The Company expects to fund the Purchase Price with cash on hand, including proceeds from the Company’s previously announced divestiture of its Employee Health and Safety software business, and available capacity under its undrawn credit facility.

Conditions to Completion

The Transaction is expected to close in the fourth quarter of 2026. There is no assurance that the Transaction will close on the anticipated terms and timeline, or at all. The obligations of the parties to consummate the Transaction are subject to the satisfaction (or, in certain instances, waiver) of certain customary closing conditions, including, among other things, (a) the following regulatory approvals: (i) approval (or confirmation that no such approval is required) under the United Kingdom National Security and Investment Act 2021, (ii) acceptance of a filing under the Finnish Screening of Foreign Corporate Acquisitions Act and written confirmation from the Finnish Ministry of Economic Affairs and Employment that no further action will be taken, (iii) a notification to the U.S. Directorate of Defense Trade Controls pursuant to the International Traffic in Arms Regulations, (iv) approval of the Transaction by the Competition and Markets Authority of the United Kingdom (or confirmation that no merger notice is required), (v) the expiration or termination of the applicable waiting period under the

Hart-Scott-Rodino Antitrust Improvements Act of 1976, and (vi) clearance or expiry of the statutory waiting period under the Korean Monopoly Regulation and Fair Trade Act, and (b) no order, injunction or law of any competent competition authority being in effect that would prohibit, restrain or suspend the consummation of the Transaction (collectively, the “Conditions”).

The Conditions must all be satisfied (or, in certain instances, waived) by October 13, 2027 (the “Longstop Date”). Failure to satisfy the Conditions will result in termination of the Sale and Purchase Agreement and payment of the Break Fee (as defined below) by ULH, subject to certain exceptions.

Termination and Break Fee

The Sale and Purchase Agreement may be terminated by the Seller if ULH fails to submit certain required regulatory filings within the prescribed deadlines (subject to customary exceptions and extensions). In addition, either party may terminate the Sale and Purchase Agreement if the Conditions have not been satisfied (or become incapable of satisfaction) by the Longstop Date. ULH may also terminate the Sale and Purchase Agreement if certain fundamental warranties of the Seller are untrue or inaccurate at closing of the Transaction.

The Sale and Purchase Agreement provides that, in the event the Sale and Purchase Agreement is terminated as a result of: (a) ULH’s failure to submit certain required regulatory filings within the prescribed deadlines, or (b) the Conditions not being satisfied by the Longstop Date, ULH will pay to the Seller a break fee of €34.5 million (the “Break Fee”). The Break Fee is not payable to the extent termination of the Sale and Purchase Agreement results from certain specified breaches by the Seller.

Separation

Pursuant to the Sale and Purchase Agreement, the parties will establish a separation committee, comprised of representatives of each of the Seller and ULH, which will be responsible for developing and overseeing a separation plan as soon as reasonably practicable to effect the orderly separation and transfer of the operations, systems and data relating to the Seller’s business, from the Seller’s retained group to the Target Group.

Warranties, Covenants and Indemnities

The Sale and Purchase Agreement contains customary (a) warranties given by each of the parties, (b) covenants, including covenants with respect to actions to be taken prior to closing of the Transaction, including, among others, that the Target Group does not engage in certain actions during such period, and (c) indemnities, including, among others, following closing of the Transaction, the Seller will indemnify and hold harmless ULH from certain costs or losses associated with the legal re-organization implemented by the Seller prior to the Transaction.

ULH has obtained a warranty and indemnity insurance policy that will provide coverage for certain losses incurred as a result of inaccuracies or breaches of certain warranties of the Seller contained in the Sale and Purchase Agreement, provided that the recovery under such policy is subject to certain exclusions, policy limits and certain other terms and conditions. The Seller’s liability in respect of any such inaccuracies or breaches (or any losses or liabilities resulting therefrom), other than by reason of any fraud by the Seller, shall be limited to EUR 1. The Seller’s liability shall be limited to the Purchase Price with respect to certain fundamental warranties.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	UL Solutions Inc. Press Release, dated April 13, 2026

99.2	Investor Presentation, dated April 13, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report on Form 8-K may be forward-looking statements. These statements include, but are not limited to, statements related to the Company’s plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, business trends and expectations, including with respect to the Transaction, its anticipated timing, completion and expected benefits, and involve known and unknown risks that are difficult to predict. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “would,” “likely,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continues” and variations of these terms and similar expressions, or the negative of these terms or similar expressions (although not all forward-looking statements may contain such words). The Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause the Company’s actual results to differ materially from those expressed or implied in these forward-looking statements, including, but not limited to, the following: the occurrence of any event, change, or other circumstance that could give rise to the termination of the Sale and Purchase Agreement and payment of the Break Fee; the possibility that one or more closing conditions to the Transaction, including the receipt of certain regulatory approvals, may not be satisfied or waived, in a timely manner or at all, including the risk that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the Transaction, or may require conditions, limitations, or restrictions in connection with such approvals; the risk that the Transaction may not be completed within the expected timeframe, or at all; unexpected costs, charges or expenses resulting from the Transaction; uncertainty regarding the expected financial performance following completion of the Transaction; the Company’s ability to achieve its short-term and long-term operating targets following completion of the Transaction; the effects that the announcement or pendency of the Transaction may have on the Company; the Target Group’s and the Company’s respective businesses and ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company or they do business; the effects that any termination of any of the Purchase Agreements may have on the Company or its business; failure to successfully complete the Transaction; legal proceedings that may be instituted related to the Transaction; the Company’s ability or failure to successfully integrate the Target Group’s business with existing operations; the Company’s ability to realize anticipated synergies or obtain the results anticipated; risks associated with conducting business outside the United States, including those relating to fluctuations in foreign currency exchange rates; the imposition of tariffs and enhanced trade, import or export restrictions or changes in U.S. trade policy or similar government actions; and global, regional or political instability and geopolitical tensions; the Company’s level of indebtedness and future cash needs; failure to generate sufficient cash to service the Company’s indebtedness; the ability of the Company and the acquired business to innovate, adapt to changing customer needs and successfully introduce new products and services in response to changes in their respective industries and technological advances; the ability of the Company and the acquired business to compete in their respective industries and the effects of increased competition; and other factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as other factors described from time to time in the Company’s filings with the SEC. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Many of the important factors that will determine these results are beyond the Company’s ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements. New factors emerge from time to time, and it is not possible for the Company to predict which will arise. In addition, the Company cannot assess the impact of each factor on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company, or others acting on the Company’s behalf, are expressly qualified in their entirety by the cautionary statements above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UL SOLUTIONS INC.

Date: April 13, 2026	By:	/s/ Ryan D. Robinson
Ryan D. Robinson
Executive Vice President and Chief Financial Officer